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AIA Document G701 – 2001

Change Order

PROJECT (Name and Address)	CHANGE ORDER NUMBER: 01	OWNER:	☒

Diamond Jo New Casino	DATE: January 25, 2008	ARCHITECT:	☐
301 Bell Street/Port of Dubuque
Dubuque, IA 52001		CONTRACTOR:	☒

TO CONTRACTOR (Name and Address)	ARCHITECT’S PROJECT NUMBER:	FIELD:	☐

Conlon Construction Co.	CONTRACT DATE: September 25, 2007	OTHER:	☐
1100 Rockdale Road	CONTRACT FOR: General Construction
Dubuque, IA 52003

THE CONTRACT IS CHANGED AS FOLLOWS:
(Include, where applicable, any undisputed amount attributable to previously executed Construction Change Directives).
1.  Delete all reference to the October 31, 2008 Substantial Completion. Substantial Completion shall be November 20, 2008.
2.  Per Section 5.2.1 the contract amount shall be changed to $60,906,173.00.
3.  Delete the previous Exhibit B.  Included in the GMP are Allowances per new Exhibit B dated February 11, 2008.  Allowances will be finalized as pricing is returned by way of change orders to the contract.
4.  A contingency of $1,500,000.00 is included in the GMP.  There will be no fee added to the contingency amount.  When a contingency amount is used and approved by the Owner, the Contractor’s Fee will be applied.
5.  Liquidated Damages as noted in 4.3.1 will be based on a Substantial Completion of November 20, 2008.
6.  An incentive clause of $10,000.00 per day for early completion will be given provided that Phase 1 of the adjacent City of Dubuque Parking Facility is completed within 10 days of substantial completion of the Diamond Jo Casino.
7.  Proposal Requests 1 thru 5, as noted on the attached Exhibit J, are included in the GMP dated February 11, 2008.
8.  The previously Exhibit D has been replaced with a current GMP estimate – Exhibit D dated January 17, 2008.
9.  There will be a savings split of 60% to Owner and 40% to Contractor on items where a savings is realized.
10. Previous Exhibit E to be replaced with the attached drawings/specifications log – Exhibit E revised January 15, 2008.
11. There is no General Contractor contingency included in the GMP.
12. There is no overtime work included in the GMP.

The original GMP was	$19,283,185.75
The net change by previously authorized Change Orders	$ 0.00
The GMP prior to this Change Order was	$19,283,175.75
The GMP will be increased by this Change Order in the amount of	$41,622,987.25
The new GMP including this Change Order will be	$60,906,173.00

The Contract Time will be increased by twenty (20) days.
The date of Substantial Completion as of the date of this Change Order therefore is November 20, 2008.

NOTE:  This Change Order does not include changes in the Contract Sum, Contract Time or Guaranteed Maximum Price which have been authorized by Construction Change Directive until the cost and time have been agreed upon by both the Owner and Contractor, in which case a Change Order is executed to supersede the Construction Change Directive.

NOT VALID UNTIL SIGNED BY THE ARCHITECT, CONTRACTOR AND OWNER

YWS ARCHITECTS	CONLON CONSTRUCTION CO.	Diamond Jo, LLC
ARCGUTECT (Firm name)	CONTRACTOR (Firm Name)	OWNER (Firm Name)

5055 W. Patrick Lane	1100 Rockdale Road	PO. Box 1750
Las Vegas, NV 89118	Dubuque, IA 52003	Dubuque, IA 52004-1750
ADDRESS	ADDRESS	ADDRESS

s/Robert P. Holtfreter	s/Ben Roush/Timothy J. Conlon	s/Jonathan Swain
(Signature)	(Signature)	(Signature)

Robert P. Holtfreter	Ben Roush, Project Manager	Jonathan Swain
(Typed name)	(Typed name)	(Typed Name)

Feb. 25, 2008	4/19/08	3/17/08
DATE	DATE	DATE

AMENDMENT TO CHANGE ORDER #01

This Amendment to the Construction Agreement Change Order is made and entered into this 17th day of March, 2008 between Conlon Construction Company (“Contractor”) and Diamond Jo, LLC (“Owner”).

WHEREAS, the parties previously entered into a Construction Agreement dated September 25, 2007; the parties subsequently entered into a Change Order dated January 25, 2008.

NOW, THEREFORE, the parties hereby agree for consideration of the premises and other consideration the receipt and sufficiency of which is hereby acknowledged to modify the Change Order as follows:

1.
Any conflict between the terms and conditions of this Amendment and the terms and conditions of the Agreement or Change Order referenced herein, the terms and conditions of this Amendment shall control.

2.
Paragraph 9 of the Change Order shall be deleted in its entirely and replaced with the following:  “There will be a savings split of 60% to the Owner and 40% to the Contractor as follows:  GMP is $60,906,173, which includes a contingency of $1,5000,000 leaving a Contractor Estimate in the amount of $59,406,173.  Change Orders will increase the Contractor Estimate amount accordingly as they are executed.  The adjusted Contractor Estimate is the basis of the savings split.”

3.	Contractor and Owner acknowledge and agree that all other terms of the Construction Agreement and subsequent Change Order shall remain in full force and effect.

4.	Contractor and Owner acknowledge and agree that this Amendment to Construction Agreement and Change Order shall take effect immediately.

IN WITNESS WHEREOF, the parties have entered into this Amendment to the Construction Agreement on the date and year first written above.

DIAMOND JO, LLC	CONLON CONSTRUCTION COMPANY
(“Owner”)	(“Contractor”)

By:   s/Jonathan Swain                                                  By: s/Timothy J. Conlon
Jonathan Swain
Its           COO                                                                  Its           VP